SemiAnnual Report

Letter to shareholders

March 31, 2002

William V. Fries, CFA
Portfolio Manager

Dear fellow shareholder:

The total returns of the Thornburg Value Fund share classes, for the quarter ended March 31, 2002 are shown in the table below. The table includes results for 6 months, 1-year, 5-year and since inception. The returns are for investors who held shares for the entire periods shown with the assumption that all dividends were reinvested in additional shares.

Total return performance as of 3/31/2002

                          A  Shares                       B SHARES                          C Shares
                    Cum.                      Since     Cum.            Since      Cum.                       Since
                6 Months  One Yr  Five Yrs   Incept.  6 Months  One Yr  Incept.  6 Months One Yr   Five Yrs  Incept.
Net Asset Value    8.60%   (3.35)%  16.14%*  17.78%*   8.16%   (4.19)%  (7.09)%*  8.13%   (4.15)%   15.18%*  16.85%*
Max.Offering Price 3.70%   (7.70)%  15.08%*  16.95%*   3.16%   (8.98)%  (9.45)%*  7.13%   (4.15)%   15.18%*  16.85%*

* Annualized.
Past performance cannot guarantee future results.
Inception of Class A and C shares: 10/2/95.
Inception of Class B shares: 4/03/00.

The maximum sales charge for class A shares is 4.50%.


                                       I SHARES

                   Cum. 6 Months   One Year    Three Years      Since Incept.
Net Asset Value        8.82%        (2.98)%      6.35%*           10.48%*
Max. Offering Price    8.82%        (2.98)%      6.35%*           10.48%*

Past performance cannot guarantee future results.
* Annualized.
Inception: 11/2/98

For more than one year, the world's industrial economy has been under stress. The resilience of the U.S. economy in the last six months has been remarkable. With the adversity of financial and accounting scandals and hard times in the technology arena, one might have expected even more financial pain in the security markets. Since 9/11 there has been every reason to expect the economy to contract. Yet for the most part, supported by consumers such as you and I, economic activity has slowed very modestly and now appears to have stabilized. The budding recovery of cyclical sectors such as financial services, some technology issues and industrial companies, is encouraging. Also contributing have been energy and defense stocks, with Lockheed Martin a particularly strong performer. Lockheed entered the portfolio the week after 9/11. This was a case where doing the obvious proved the right thing to do.

Still, there are industry sectors that have been undergoing considerable stress; telecommunications, media and merchant energy, for example. We have exposure to these sectors and the poor performance of a few holdings has had an exaggerated impact on overall performance of the Fund. This is the major reason the portfolio did not have positive performance in the first calendar quarter of 2002. The offending stocks we still hold include Sprint PCS and AOL Time Warner. The businesses of both these companies are aligned with contemporary life styles. In the case of Sprint, a high debt level (manageable in our judgement) overhangs the stock. Both businesses have been adversely impacted by current economic conditions. Both have easily identifiable disappointments, most important of which is subscription revenue not growing as fast as expected. Nonetheless, the subscription based monthly revenue generation that these two companies enjoy is an attractive business model and valuable asset. Currently, investors are becoming more skeptical about the ability to grow subscriptions profitably, so the stock valuations have dropped well below historic norms. We judge this as a temporary condition, and therefore added to the stocks as they have declined.

Reflecting the turmoil and investment disappointments of the past couple of years, investors differentiate among stocks for business understandability, balance sheet strength, and conservative accounting. But not necessarily price or potential. As we screen the universe of stocks for possible investments, it is apparent that investors are willing to pay up for certain attributes. Steady, but slow revenue and earnings growth have gained new respect as well. This, combined with positioning for the coming economic expansion, has given the overall market a measure of stability even as a number of former leading companies reach new price lows. Tomorrow's bargains are being created today. With our comprehensive approach to value investing. We are looking for them. New holdings in the portfolio are listed on the following page.

TOP TEN Holdings comparison *

3/31/2001
Unocal Corp                3.26%
Bank of New York           3.25%
Kimberly Clark Corp.       3.17%
CVS Corp.                  3.12%
Constellation Energy       3.06%
Wells Fargo                3.00%
Verizon Comm.              2.98%
American Home Prds.        2.77%
Simon Property Grp         2.75%
Pepsico Inc.               2.75%
         3/31/2002

Microsoft                  4.1%
US Bancorp Del com.        3.7%
Southern Co.               3.6%
Intel Corporation          3.2%
Pepsico Inc.               3.0%
Wyeth                      3.0%
Unocal Corp. com.          2.9%
MBNA Corporation           2.9%
Washington Mutual          2.9%
BP Amoco                   2.8%

Among other portfolio changes during the quarter, we increased holdings in leading technology companies, Intel and Microsoft. The franchise value in these two industry leaders remains strong. Issues related to monopoly power and the PC cycle are concerns, but the business fundamentals of these companies are among the best on the planet. Innovation remains strong at both companies, and there seems plenty of opportunity ahead, despite the seeming maturity of the personal computer business. These are cases where the value proposition is simply not captured in the price/earnings multiple based on next year's earnings. Selling activity during the quarter reflected both stocks attaining target prices as well as stocks with disappointing business developments. The impact of new holdings, market value changes and other portfolio activity is reflected in the sector weightings shown in the table below comparing the top five sectors as of March 31, 2002 with March 31, 2001. The top 5 portfolio sectors at 3/31/02 included 23 stocks and accounted for 52.4% of the portfolio value.

TOP INDUSTRY SECTORS

                  3/31/2002                  3/31/2001

         27.9%    Financials                  27.5%   Financials
         18.4%    Technology                  16.7%   Technology
         12.0%    Healthcare                  15.3%   Energy
         11.0%    Consumer Discretionary      10.7%   Healthcare
         10.6%    Energy                       8.8%   Consumer Staples
Percentages and holdings can and do vary over time.

The U.S. military success in Afghanistan may or may not have reduced the probabilities of another terrorist related attack, and the consequential risk on stock prices. Nonetheless, turmoil in the Middle East continues and an invasion of Iraq is discussed openly by the Bush administration. Only peaceful resolutions in this area are positive for stock prices in the short run. Our cautious optimism is reflected in our current portfolio. To learn more about stocks in your portfolio, please visit the Thornburg website at www.thornburg.com and click on "Funds".

Thank you for investing with us in the Thornburg Value Fund.

Respectfully,



William V. Fries, CFA
Portfolio Manager

The comments in this letter are not buy or sell recommendations for the stocks of the individual companies mentioned and the reader should not interpret them as such.

Statement of assets and liabilities

Thornburg Value Fund

March 31, 2002
(unaudited)

ASSETS
Investments at value (cost $2,083,006,072) ...........   $2,222,712,606
Cash .................................................        2,603,993
Receivable for securities sold .......................        3,238,172
Receivable for fund shares sold ......................        4,892,400
Unrealized gain on forward exchange contracts (Note 6)        3,495,524
Dividends receivable .................................        1,121,649
Prepaid expenses and other assets ....................           84,690
         Total Assets ................................   $2,238,149,034

LIABILITIES
Payable for fund shares redeemed .....                          563,586
Payable to investment adviser (Note 3)                        1,684,194
Accounts payable and accrued expenses                         1,515,902
         Total Liabilities ...........                        3,763,682

NET ASSETS ...........................                   $2,234,385,352

NET ASSETS CONSIST OF:
Net investment loss ................................   $   (29,698,592)
Net unrealized appreciation on investments .........       143,202,510
Accumulated net realized loss ......................      (160,620,237)
Net capital paid in on shares of beneficial interest     2,281,501,671

                                                       $ 2,234,385,352
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($1,251,960,001 applicable to 44,268,665 shares
of beneficial interest outstanding - Note 4)            $        28.28

Maximum sales charge, 4.50% of offering
price (4.70% of net asset value per share)                        1.33
Maximum Offering Price Per Share                         $       29.61

Class B Shares:
Net asset value and offering price per share *
($94,174,978 applicable to 3,399,753 shares of
beneficial interest outstanding - Note 4)               $        27.70

Class C Shares:
Net asset value and offering price per share *
($527,301,246 applicable to 18,884,810 shares of
 beneficial interest outstanding - Note 4)              $        27.92

Class I Shares:
Net asset value, offering and redemption price per share
($360,949,127 applicable to 12,669,030 shares of
 beneficial interest outstanding - Note 4)              $        28.49

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of operations

Thornburg Value Fund

Six Months Ended March 31, 2002
(unaudited)

INVESTMENT INCOME
Dividend income (net of foreign
taxes withheld of $247,877)             $12,519,791
Interest income .... ................       640,002

Total Income ..... ..................    13,159,793

EXPENSES
Investment advisory fees (Note 3) ....    8,283,439
Administration fees (Note 3)
         Class A Shares ..............      739,175
         Class B Shares ..............       51,187
         Class C Shares ..............      305,235
         Class I Shares ..............       83,293
Distribution and service fees (Note 3)
         Class A Shares ..............    1,478,350
         Class B Shares ..............      410,707
         Class C Shares ..............    2,448,380
Transfer agent fees
         Class A Shares ..............      529,700
         Class B Shares ..............       82,095
         Class C Shares ..............      360,225
         Class I Shares ..............       74,565
Registration & filing fees
         Class A Shares ..............       21,925
         Class B Shares ..............       10,643
         Class C Shares ..............       14,214
         Class I Shares ..............       13,108
Custodian fees .......................      297,500
Professional fees ....................       63,780
Accounting fees ......................       71,125
Trustee fees .........................       18,890
Other expenses .......................      819,366

                  Total Expenses .....   16,176,902

Less:
Distribution and service
fees waived (Note 3)                         (7,714)

           Net Expenses                   16,169,188

           Net Investment Income (Loss)   (3,009,395)


Thornburg Value Fund

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $247,877)   $ 12,519,791
Interest income ...........................................        640,002

                  Total Income ............................     13,159,793

EXPENSES
Investment advisory fees (Note 3) .........................      8,283,439
Administration fees (Note 3)
         Class A Shares ...................................        739,175
         Class B Shares ...................................         51,187
         Class C Shares ...................................        305,235
         Class I Shares ...................................         83,293
Distribution and service fees (Note 3)
         Class A Shares ...................................      1,478,350
         Class B Shares ...................................        410,707
         Class C Shares ...................................      2,448,380
Transfer agent fees
         Class A Shares ...................................        529,700
         Class B Shares ...................................         82,095
         Class C Shares ...................................        360,225
         Class I Shares ...................................         74,565
Registration & filing fees
         Class A Shares ...................................         21,925
         Class B Shares ...................................         10,643
         Class C Shares ...................................         14,214
         Class I Shares ...................................         13,108
Custodian fees ............................................        297,500
Professional fees .........................................         63,780
Accounting fees ...........................................         71,125
Trustee fees ..............................................         18,890
Other expenses ............................................        819,366

                  Total Expenses ..........................     16,176,902

Less:
         Distribution and service fees waived (Note 3) ....         (7,714)

                  Net Expenses ............................     16,169,188

                  Net Investment Income (Loss) ............     (3,009,395)



REALIZED AND UNREALIZED GAIN (LOSS) - NOTE 5 Net realized gain (loss) on:
         Investments                                            20,414,884
         Foreign currency transactions                          (3,853,189)

                                                                16,561,695
Net change in unrealized appreciation on:
         Investments                                           140,711,070
         Foreign currency translation                            8,589,416
                                                               149,300,486
                  Net Realized and  Unrealized
                  Gain on Investments                          165,862,181

                  Net Increase in Net Assets Resulting
                  From Operations                      $       162,852,786


See notes to financial statements.

Statements of changes in net assets

Thornburg Value Fund

(unaudited)


Six Months Ended           Year Ended
         March 31, 2002    September 30, 2001

INCREASE IN NET ASSETS FROM:
OPERATIONS:
Net investments income (loss) ...........   $    (3,009,395)   $    (1,514,146)
Net realized gain (loss) on
Investments and foreign
currency transactions ......                     16,561,695       (187,103,038)
Increase (decrease) in
unrealized appreciation
(depreciation)
on investments and
foreign currency translation ............       149,300,486       (231,348,934)

Net Increase (Decrease) in Net Assets
Resulting from Operations ............. .       162,852,786       (419,966,118)

DIVIDENDS TO SHAREHOLDERS: .............
From net investment income
         Class A Shares .................                 0         (7,776,151)
         Class B Shares .................                 0           (186,388)
         Class C Shares .................                 0         (1,960,867)
         Class I Shares .................                 0         (2,489,510)

From realized gains ...............
         Class A Shares                                   0         (6,874,180)
         Class B Shares .................                 0           (169,447)
         Class C Shares .................                 0         (2,882,565)
         Class I Shares .............. ..                 0         (1,990,420)

From return of capital
         Class A Shares                                   0         (3,078,347)
         Class B shares .................                 0            (59,834)
         Class C Shares .................                 0           (220,938)
         Class I Shares ............. ...                 0         (1,037,153)

FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares                          79,673,364        465,179,008
         Class B Shares..................        19,519,369         64,295,858
         Class C Shares..................        53,525,312        181,353,055
         Class I Shares .................        40,510,076        120,369,997

Net Increase in Net Assets ..............       356,080,907        382,506,000

NET ASSETS: .........................
         Beginning of period                  1,878,304,445      1,495,798,445

         End of period  .................   $ 2,234,385,352    $ 1,878,304,445

See notes to financial statements.

Notes to financial statements

Thornburg Value Fund

March 31, 2002

Note 1 - Organization

Thornburg Value Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg International Value Fund, Thornburg Core Growth Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class B, Class C and Institutional Class (Class I) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee,
(ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and distribution fee,
(iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

Options Written: When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2002, these fees were payable at annual rates ranging from 7/8 of 1% to 5/8 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the six months ended March 31, 2002, the Distributor has advised the Fund that it earned net commissions aggregating $150,161 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $68,603 from redemptions of Class B and Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class B and Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class B and Class C shares of the Fund at an annual rate of up to 3/4 of 1% of the average daily net assets attributable to Class B and Class C shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans for the six months ended March 31, 2002 are set forth in the statement of operations.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.


Note 4 - Shares of Beneficial Interest

At March 31, 2002, there were an unlimited number of shares of beneficial interest authorized. Sales of Class B of the Value Fund commenced April 3, 2000. Transactions in shares of beneficial interest were as follows:

                                              Six Months Ended                       Year Ended
                                              March 31, 2002                     September 30, 2001
                                           Shares          Amount            Shares          Amount
Class A Shares
Shares sold ......................       8,497,798    $ 235,777,206       23,560,926    $ 721,399,220
Shares issued to shareholders in
         reinvestment of dividends               0                0          522,944       16,570,746
Shares repurchased ...............      (5,653,304)    (156,103,842)      (9,145,869)    (272,790,958)

Net Increase .....................       2,844,494    $  79,673,364       14,938,001    $ 465,179,008

Class B Shares
Shares sold ......................         821,430     $ 22,384,014        2,214,897     $ 66,568,914
Shares issued to shareholders in
         reinvestment of dividends              0                0            12,346          387,217
Shares repurchased ...............       (105,555)      (2,864,645)          (93,259)     (2,660,273)

Net Increase .....................        715,875      $ 19,519,369         2,133,984    $ 64,295,858

Class C Shares
Shares sold ......................      3,090,929     $  84,750,614         7,699,205   $ 233,560,219
Shares issued to shareholders in
         reinvestment of dividends               0                0          139,147        4,473,889
Shares repurchased ...............      (1,141,344)     (31,225,302)      (1,924,172)     (56,681,053)

Net Increase .....................       1,949,585    $  53,525,312        5,914,180    $ 181,353,055

Class I Shares
Shares sold ......................       3,052,436    $  85,102,092        6,139,361    $ 187,584,610
Shares issued to shareholders in
         reinvestment of dividends               0                0          165,205        5,241,290
Shares repurchased ...............      (1,605,180)     (44,592,016)      (2,425,754)     (72,455,903)

Net Increase .....................       1,447,256    $  40,510,076        3,878,812    $ 120,369,997



Note 5 - Securities Transactions

For the six months ended March 31, 2002, the Fund had purchase and sale transactions of investment securities excluding short-term securities of $968,487,499 and $777,571,833, respectively.

The cost of investments for Federal income tax purpose is $2,083,006,072 for the Fund.

At March 31, 2002, net unrealized appreciation of investments based on cost for federal income tax purposes was $139,706,533 resulting from $338,644,585 gross unrealized appreciation and $198,938,052 gross unrealized depreciation.

At September 30, 2001, the Fund had tax basis capital losses of $11,324,648 which may carried over to offset future capital gains through September 30, 2009.

At September 30, 2001, the Fund had deferred currency and capital losses occurring subsequent to October 31, 2000 of $192,209,800 for tax purposes, such losses will be reflected in the year ended September 30, 2002.

Note 6 - Financial Investments With Off-Balance
Sheet Risk

During the six months ended March 31, 2002, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets.

These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Financial highlights
Thornburg Value Fund

                                     Six Months Ended                  Year Ended
                                         March 31,                   September 30,
                                           2002      2001     2000     1999     1998     1997

Class A Shares:
Per share operating performance
(for a share outstanding throughout the period)+
Net asset value, beginning of period   $   26.04   $32.98   $26.20   $19.48   $20.42    $14.50
Income from investment operations:
Net investment income                     (0.02)     0.02     0.74     0.16     0.20      0.21
Net realized and unrealized
gain (loss) on investments                 2.26     (6.38)    7.29     6.76     0.40      6.28
Total from investment operations           2.24     (6.36)    8.03     6.92     0.60      6.49
Less dividends from:
         Net investment income              -       (0.25)   (0.86)   (0.20)   (0.17)    (0.20)
         Net realized gains                 -       (0.25)   (0.39)   (1.35)   (0.37)
         Return of capital                  -       (0.08)     -        -      (0.02)       -
Change in net asset value                  2.24     (6.94)    6.78     6.72    (0.94)     5.92
Net asset value, end of period         $  28.28  $  26.04  $ 32.98  $ 26.20  $ 19.48  $  20.42

Total Return (a)                          8.60%   (19.59)%   30.68%   35.50%    3.15%    46.01%
Ratios/Supplemental Data Ratios to average net asset:
Net investment income (loss)            (0.12)%(b)  0.07%     2.31%    0.62%    0.95%     1.35%
Expenses, after expense reductions      1.38%  (b)  1.37%     1.38%    1.44%    1.54%     1.61%
Expenses before expense reductions      1.38%  (b)  1.38%     1.38%    1.44%    1.54%     1.61%
Portfolio turnover rate                 39.12%     71.81%    72.35%   62.71%   99.55%     78.83%
Net assets at end of period (000) $  1,251,960 $1,078,582 $ 873,433 $ 360,966 $150,492 $  66,893

(a)  Sales loads are not reflected in computing total return.
(b)  Annualized.
+Based on weighted average shares outstanding.

Thornburg Value Fund

                                     Six Months Ended  Year Ended  Period Ended
                                          March 31,  September 30, September 30,
                                          2002           2001        2000(a)

Class B Shares:
Per Share Operating Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period  $     25.61  $       32.63  $       33.22

Income from investment operations:
        Net investment income (loss)        (0.13)         (0.24)           --
        Net realized and unrealized
        gain (loss) on investments ......    2.22          (6.31)          0.09
Total from investment operations .........   --            (6.55)          0.09

Less dividends from: .............                          2.09
        Net investment income ....           --            (0.19)         (0.68)
        Net realized gains ..........        --            (0.25)           --
        Return of capital ...........        --            (0.03)           --


Change in net asset value .......           2.09           (7.02)         (0.59)

Net asset value, end of period ..  $       27.70  $        25.61  $       32.63

Total Return (b) ............. .            8.16%        (20.35)%         0.25%

Ratios/Supplemental Data Ratios to average net asset:
 Net investment income (loss) ...........  (0.99)% (c)    (0.83)%       0.02%(c)
 Expenses, after expense reductions         2.25%  (c)     2.27%        2.38%(c)
 Expenses, before expense reductions        2.25%  (c)     2.30%        2.43%(c)

Portfolio turnover rate ........           39.12%         71.81%       72.35%

Net assets at end of period(000) ..$      94,175  $      68,740  $     17,945

(a)  Effective date of Class B Shares was April 3, 2000.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than a year.
(c)  Annualized.
+Based on weighted average shares outstanding.

Financial highlights . . . continued

Thornburg Value Fund

                                      Six Months Ended            Year Ended
                                           March 31,           September  30,
                                             2002      2001      2000     1999    1998     1997

Class C Shares:
Per Share Operating Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period    $   25.82 $   32.80 $   26.08   $19.45 $  20.40  $ 14.51

Income from investment operations:
         Net investment income (loss)       (0.13)    (0.22)     0.49    (0.01)    0.03     0.07
         Net realized and unrealized
         gain (loss) on investments .        2.23     (6.34)     7.23     6.71     0.39     6.27
Total from investment operations ....        2.10     (6.56)     7.72     6.70     0.42     6.34
Less dividends from:
         Net investment income                -       (0.16)    (0.61)   (0.07)    0.00    (0.08)
         Net realized gains                   -       (0.25)    (0.39)     -     (1.35)    (.37)
         Return of capital                    -       (0.01)      -        -     (0.02)      -

Change in net asset value                   2.10      (6.98)     6.72     6.63   (0.95)     5.89
Net asset value, end of period         $   27.92  $   25.82  $  32.80  $ 26.08  $19.45  $  20.40

Total Return (a)                            8.13%    (20.24)%   29.90%   34.45%   2.34%    44.77%
Ratios/Supplemental Data Ratios to average net asset:
Net investment income (loss)               (0.97)%(b) (0.74)%    1.53%  (0.17)%   0.14%     0.48%
Expenses, after expense reductions           2.23%(b)  2.18%     2.16%   2.23%    2.36%     2.49%
Expenses, before expense reductions         2.23% (b)  2.19%     2.17%   2.23%    2.37%     2.73%
Portfolio turnover rate                    39.12%     71.81%    72.35%  62.71%   99.55%    78.83%
Net assets at end of period (000) $       527,301  $ 437,199 $ 361,447 $ 133,934 $41,513 $ 9,999

(a)  Sales loads are not reflected in computing total return.
(b)  Annualized.
 + Based on weighted average shares outstanding.

Financial highlights . . . continued

Thornburg Value Fund
                                    Six Months Ended        Year Ended
                                         March 31,         September 30,
                                            2002    2001      2000     1999 (a)

Class I Shares:
Per Share Operating Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period    $  26.18  $ 33.09  $  26.26  $   21.78

Income from investment operations:
         Net investment income .......      0.04     0.14      0.91       0.25
Net realized and unrealized
            gain (loss) on investments      2.27    (6.42)     7.25       4.48
Total from investment operations .....      2.31    (6.28)     8.16       4.73

Less dividends from:
         Net investment income                -     (0.28)    (0.94)    (0.25)
         Net realized gains ..                -     (0.25)    (0.39)     --
         Return of capital ...                -     (0.10)      --       --


Change in net asset value                   2.31    (6.91)     6.83       4.48

Net asset value, end of period      $      28.49  $ 26.18  $  33.09  $   26.26

Total Return                               8.82%   (19.29)%  31.44%      21.70%

Ratios/Supplemental Data Ratios to average net asset:
  Net investment income                    0.27% (b)  0.45%   2.82%    1.14% (b)
  Expenses, after expense reductions       0.99% (b)  0.99%   0.99%    1.00% (b)
  Expenses, before expense reductions      0.99% (b)  1.01%   1.00%    1.13% (b)

Portfolio turnover rate                   39.12%     71.81%  72.35%   62.71%

Net assets at end of period (000)   $   360,949 $  293,784 $242,974 $ 52,357

(a) Effective date of class I shares was November 2, 1998.
(b) Annualized.
+Based on weighted average shares outstanding.

Thornburg Value Fund
March 31, 2002
Portfolio of Investments

CUSIPS:  Class A - 885-215-731, Class B - 885-215-590, Class C - 885-215-715,
Class I - 885-215-632
NASDAQ Symbols:  Class A - TVAFX, Class B - TVBFX proposed, Class C - TVCFX,
Class I - TVIFX

COMMON STOCKS 97.70%
BANKS (16.80%)
Bank New York Inc.                                     1,111,700                  $46,713,634
Bank of Ireland                                        4,727,500                  52,472,950
Hudson City Bancorp Inc.                               475,000                    15,418,500
MBNA Corp.                                             1,673,700                  64,554,609
US Bancorp                                             3,626,600                  81,852,362
Washington Mutual Inc.                                 1,947,100                  64,507,423
Zions Bancorp.                                         824,500                    48,868,115
BIOTECHNOLOGY (1.60%)
Genzyme Corp. +                                        812,000                    35,460,040
DEFENSE (2.60%)
Lockheed Martin Corp.                                  985,600                    56,750,848
ENERGY (1.30%)
Williams Cos Inc. Preferred +                          1,100,000                  28,193,000
FINANCIAL SERVICES (7.80%)
E-Trade Group Inc. +                                   4,863,677                  45,815,837
Julius Baer Hldg                                       95,140                     30,442,541
Merrill Lynch & Co.                                    935,400                    51,802,452
Prudential Financial Inc. +                            1,439,200                  44,687,160
FOOD & BEVERAGES (5.00%)
General Mills Inc.                                     878,770                    42,927,915
Pepsico Inc.                                           1,315,000                  67,722,500
HEALTHCARE FACILITIES (2.50%)
Health Management Assoc. +                             2,716,240                  56,307,655
HEALTHCARE SERVICES (2.30%)
Caremark RX Inc. +                                     2,645,500                  51,587,250
INDUSTRIAL FILTRATION (2.00%)
Pall Corporation                                       2,159,300                  44,244,057
MEDIA - ENTERTAINMENT (6.50%)
AOL Time Warner Inc. +                                 2,186,400                  51,708,360
Comcast Corp. +                                        1,646,000                  52,342,800
Fox Entertainment Group Inc. +                         1,681,200                  39,760,380
OIL & GAS (5.70%)
BP Amoco                                               1,188,200                  63,093,420
Unocal Corp.                                           1,660,000                  64,657,000
PHARMACEUTICALS (5.60%)
Pfizer Inc.                                            1,426,800                  56,701,032
Wyeth                                                  1,024,400                  67,251,860
REAL ESTATE INVESTMENT TRUSTS (1.90%)
Mack Cali Realty Corp.                                 1,190,000                  41,269,200
RETAIL (6.90%)
Lowes Inc.                                             1,404,500                  61,081,705
Radioshack Corp.                                       1,511,700                  45,411,468
Staples Inc. +                                         2,337,900                  46,687,863
TECHNOLOGY - SEMI CONDUCTORS & EQUIPMENT (4.80%)
Flextronics International +                            1,893,700                  34,560,025
Intel Corp.                                            2,366,200                  71,956,142
TECHNOLOGY - SOFTWARE & SERVICES (11.40%)
Advent Software, Inc. +                                659,400                    39,010,104
Affiliated Computer Services Inc. +                    845,345                    47,449,215
Convergys Corp. +                                      1,412,665                  41,772,504
DST Systems Inc. +                                     699,500                    34,835,100
Microsoft Corp. +                                      1,500,500                  90,495,155
TECHNOLOGY - MANUFACTURING (2.30%)
Samsung Electronics                                    188,300                    50,920,764
TELECOMMUNICATION SERVICES (6.40%)
NTT DoCoMo                                             12,500                     33,852,299
Sprint PCS +                                           3,377,400                  34,753,446
Sprint PCS Convertible Preferred                       920,900                    12,846,555
Verizon Communications                                 1,347,650                  61,520,222
TELECOMMUNICATION EQUIPMENT (0.70%)
Nortel Networks Corp.                                  3,609,200                  16,205,308
UTILITIES ELECTRIC (3.60%)
Southern Co.                                           3,025,850                  80,154,767

TOTAL COMMON STOCKS (Cost $2,030,919,008)                                         2,170,625,542

COMMERCIAL PAPER 2.30%
COMMERCIAL PAPER
American General Finance, 1.70% due 4/10/2002          10,000,000                 9,995,750
CitiCorp., 1.78% due 4/4/2002                          8,700,000                  8,698,710
CitiCorp., 1.83% due 4/5/2002                          11,300,000                 11,297,702
CitiCorp., 1.77% due 4/9/2002                          9,500,000                  9,496,263
American General Finance, 1.75% due 4/8/2002           4,000,000                  3,998,639
Household Finance Corp., 1.66%, 2002                   8,600,000                  8,600,000

TOTAL COMMERCIAL PAPER (Cost $52,087,064)                                         52,087,064


TOTAL INVESTMENTS (100%) (Cost $2,083,006,072)                                    $ 2,222,712,606

+   Non-income producing.
    See notes to unaudited
     financial statements.

Index Comparisons

Thornburg Value Fund
Index Comparison
Compares performance of Thornburg Value Fund and the Standard & Poor's 500 Index for the period October 1, 1995 to March 31, 2002. Past performance of the Index and the Fund may not be indicative of future performance.

Value Fund  A Shares
  S&P 500

Class A Shares
Average Annual Total Returns (at max. offering price) (periods ended 3/31/02)
One Year:                          (7.70)%
Five Years:                         15.08%
Since Inception (10/2/95):          16.95%

Value Fund  C Shares
  S&P 500

Class C Shares
Average Annual Total Returns (periods ending 3/31/02)
One Year:                           (4.15)%
Five Years:                         15.18%
Since Inception (10/2/95):          16.85%

Class I Shares
Average Annual Total Returns (periods ended 3/31/02)
One Year:                          (2.98)%
Three Years:                         6.35%
Since Inception (11/2/98):          10.48%

Notes

Thornburg Value Fund

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.